Exhibit 10.7

CONFIDENTIAL TREATMENT REQUESTED UNDER RULE 406 UNDER

THE SECURITIES ACT OF 1933, AS AMENDED.

[*****] INDICATES OMITTED MATERIAL THAT IS THE SUBJECT OF A CONFIDENTIAL TREATMENT

REQUEST FILED SEPARATELY WITH THE COMMISSION. THE OMITTED MATERIAL

HAS BEEN FILED SEPARATELY WITH THE COMMISSION.

SECOND AMENDMENT

to the

LICENSE AND COMMERCIALISATION AGREEMENT

by and between

BIOTIE THERAPIES CORP.

Tykistökatu 6

20520 Turku

Finland

(Hereinafter referred to as “BioTie”)

and

H. LUNDBECK A/S

Ottiliavej 9

DK 2500 Valby

Denmark

(Hereinafter referred to as “Lundbeck”)

(Hereinafter each also referred to as “Party” or together as “Parties”)

Whereas:	On 23 May 2007 BioTie and Lundbeck entered into License and Commercialisation Agreement (hereinafter the “Agreement”) regarding the commercialisation of Nalmefene, a specific opioid receptor antagonist developed by BioTie and its collaborators for the treatment of substance abuse disorders such as alcoholism and obsessive compulsive disorders, including but not limited to pathological gambling.

Whereas:	With this second amendment to the Agreement (hereinafter the “Amendment”) the Parties desire to extend the geographical territory of Lundbeck’s rights under the Agreement to cover also the United States, Canada, Mexico and their territories and possession (including, but not limited to, the Commonwealth of Puerto Rico), and agree on certain arrangements related thereto.

NOW THEREFORE, the Parties hereby agree as follows:

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CONFIDENTIAL TREATMENT REQUESTED UNDER RULE 406 UNDER

THE SECURITIES ACT OF 1933, AS AMENDED.

[*****] INDICATES OMITTED MATERIAL THAT IS THE SUBJECT OF A CONFIDENTIAL TREATMENT

REQUEST FILED SEPARATELY WITH THE COMMISSION. THE OMITTED MATERIAL

HAS BEEN FILED SEPARATELY WITH THE COMMISSION.

1.	GENERAL

The Parties acknowledge and agree hereby to include this Amendment to be an integral part of the Agreement and extend, supplement, vary, change, modify and amend the Agreement as set forth herein. The changes shall become effective only upon payment of the execution fee referred to in Section 4 below.

2.	AMENDMENTS TO THE AGREEMENT

The following six (6) Sections of the Agreement shall be amended as set forth herein. The amendments below include the complete text of each Section and replace the previous text of the respective Section in its entirety.

2.1	Section 1.1.3

“BioTie In-Licensed Know How and Patent Rights” – the Know How licensed to BioTie by IVAX Corporation under the agreement summarised in Schedule 1.1.3 (a) and the Know How and Patent Rights licensed to BioTie by the University of Minnesota under the agreement summarised in Schedule 1.1.3 (b).

2.2	Section 1.1.63

““Territory” – the world, excluding

•	Turkey

•	North- and South Korea.”

2.3	Section 1.1.43

““Major Markets” – Germany, France, Spain, Italy, Japan, the United Kingdom and the United States.”

2.4	Section 4.6: Royalties

“Subject to Section 4.7, Lundbeck will pay to BioTie, royalties on a Product by Product basis for all Products sold as set forth below:

4.6.1 [*****] of that portion of Lundbeck’s or its Affiliates’ or Sub-licensees’ total Net Sales of Product, which, during the Year in question, is less than [*****] in the Territory; and

4.6.2 [*****] of that portion of Lundbeck’s or its Affiliates’ or Sub-licensees’ total Net Sales of Product, which, during the Year in question, is greater than or equal to [*****] in the Territory.

2.5	Section 5: Development

5.1.1	BioTie acknowledges that Lundbeck has expressed concerns as to whether it will make good commercial sense to Develop Product for Commercialisation in [*****]. BioTie further acknowledges that (particularly considering the current limited possibilities for obtaining market exclusivity following launch) it

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CONFIDENTIAL TREATMENT REQUESTED UNDER RULE 406 UNDER

THE SECURITIES ACT OF 1933, AS AMENDED.

[*****] INDICATES OMITTED MATERIAL THAT IS THE SUBJECT OF A CONFIDENTIAL TREATMENT

REQUEST FILED SEPARATELY WITH THE COMMISSION. THE OMITTED MATERIAL

HAS BEEN FILED SEPARATELY WITH THE COMMISSION.

will not make good commercial sense to Develop Product for Commercialisation in [*****] and Lundbeck shall have no obligations in that regard unless and until it would, due to change in the market conditions, intellectual property position or otherwise, make commercial sense for Lundbeck to Develop Product for Commercialisation in [*****].

2.6	Section 5: Development

The following sentence shall be deleted from Section 5.1.2, which otherwise shall remain in its original form: “The planned [*****] may be performed subject to that it is needed by BioTie’s current [*****] in its endeavours to get a marketing approval in [*****].”

3.	AMENDMENT TO THE ANNEXES

The following BioTie trademarks shall be added to Annex 1.65.: [*****] and [*****].

4.	EXECUTION FEE

No later than five (5) days following the signing of this Amendment Lundbeck shall pay to BioTie a fixed sum of [*****] to BioTie’s bank account in [*****].

5.	MISCELLANEOUS

All other terms of the Agreement shall remain unchanged and in full force and effect. This Amendment shall come into force when it has been duly signed by both Parties.

In Copenhagen, Denmark and Turku, Finland on this th day of March 2009.

BIOTIE THERAPIES CORP.	H. LUNDBECK A/S

/s/ Timo Veromaa	/s/ Anders Gersel Pedersen
Timo Veromaa	Anders Gersel Pedersen
President & CEO	Executive Vice President

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